UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2015

AVALONBAY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Commission file number 1-12672

Maryland	77-0404318
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

Ballston Tower

671 N. Glebe Rd, Suite 800

Arlington, Virginia 22203

(Address of principal executive offices)(Zip code)

(703) 329-6300

(Registrant’s telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 1, 2015, AvalonBay Communities, Inc. (the “Company”) entered into eight separate sales agency financing agreements, each dated December 1, 2015 (individually, a “Sales Agency Financing Agreement” and collectively, the “Sales Agency Financing Agreements”) with each of Goldman, Sachs & Co., Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC (and, in certain cases, their respective affiliates) (when acting in this capacity, individually, a “Sales Agent” and collectively, the “Sales Agents”) as sales agents relating to issuances, offers and sales of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

In accordance with the terms of the Sales Agency Financing Agreements, the Company may offer and sell up to $1,000,000,000 of its Common Stock (together with shares of Common Stock that may be sold pursuant to the forward sale agreements described below, the “Shares”) from time to time through any of the Sales Agents (acting in their capacity as Sales Agents or as Forward Sellers, as described below), as its agents for the offer and sale of the Shares. The Shares offered for sale under the Sales Agency Financing Agreements will be offered at market prices prevailing at the time of sale.

Concurrently with entry into the Sales Agency Financing Agreements, the Company entered into eight separate master forward sale confirmations (collectively, the “Master Forward Sale Confirmations”) between the Company and each of Goldman, Sachs & Co., Barclays Bank PLC, Deutsche Bank AG, London Branch, J.P. Morgan Securities LLC, Bank of America, N.A., Morgan Stanley & Co. LLC, UBS AG, London Branch and Wells Fargo Bank, National Association (when acting in this capacity, individually, a “Forward Purchaser” and collectively, the “Forward Purchasers”).

The Sales Agency Financing Agreements provide that, in addition to the issuance and sale of the Shares by the Company through the Sales Agents, the Company also may enter into forward sale agreements under the Master Forward Sale Confirmations.  In connection with any particular forward sale agreement, the relevant Forward Purchaser will, at the Company’s request, borrow from third parties and, through the relevant Sales Agent, sell a number of Shares equal to the number of Shares underlying the particular forward sale agreement (the Sales Agents, when acting as agents for Forward Purchasers, are referred to in this Current Report as the “Forward Sellers”). In no event will the Company be party to outstanding forward sale agreements with more than one Forward Purchaser at any given time. Therefore, if at any time the Company is party to an outstanding forward sale agreement with a single Forward Purchaser, the Company may only enter into additional forward sale agreements with the same Forward Purchaser unless and until that outstanding forward sale agreement matures and settles or otherwise terminates. In no event will the aggregate number of Shares sold through the Sales Agents, whether as an agent for the Company or as a Forward Seller, under the Sales Agency Financing Agreements and under any forward sale agreements, have an aggregate sales price in excess of $1,000,000,000.

The Company will not initially receive any proceeds from the sale of borrowed shares of Common Stock by a Forward Seller. The Company expects to fully physically settle each particular forward sale agreement with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of shares underlying the particular forward sale agreement multiplied by the relevant forward sale price. However, the Company may also elect to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds (in the case of net share settlement), and the Company may owe cash (in the case of cash settlement) or shares of Common Stock (in the case of net share settlement) to the relevant Forward Purchaser.

The Sales Agents will offer the Shares at market prices prevailing at the time of sale. The Company will pay each Sales Agent a commission at a mutually agreed rate that will not exceed, but may be lower than, 2.0% of the sales price of all of the Shares issued by the Company and sold through the relevant Sales Agent as the Company’s sales agent under the relevant Sales Agency Financing Agreement. In connection with each forward sale agreement, the Company will pay the relevant Forward Seller, in the form of a reduced initial forward sale price under the related forward sale agreement with the related Forward Purchaser, commissions at a mutually agreed rate that will not exceed, but may be lower than, 2.0% of the sales prices of all borrowed shares of Common Stock sold during the applicable forward hedge selling period by it as a Forward Seller. If any Sales Agent and/or Forward Seller, as applicable, engages in special selling efforts, as that term is used in Regulation M under the Securities Exchange Act of 1934, as amended, such Sales Agent and/or Forward Seller, as applicable, will receive from the Company a commission to be agreed upon at the time of sale.

The foregoing description of the Sales Agency Financing Agreements and the Master Forward Sale Confirmations does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of the forms of Sales Agency Financing Agreement and Master Forward Sale Confirmations which are filed as Exhibits 1.1 and 1.2, respectively, to this Current Report and are incorporated herein by reference.  The Shares will be issued pursuant to the Prospectus Supplement and the Company’s automatic shelf registration statement on Form S-3 (File No. 333-202185) filed on February 19, 2015 with the Securities and Exchange Commission.  This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

ITEM 9.01           Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description
1.1	Form of Sales Agency Financing Agreement

1.2	Form of Master Forward Sale Confirmation

5.1	Opinion of Goodwin Procter LLP regarding the legality of the shares offered.

23.1	Consent of Goodwin Procter LLP (included in 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

Dated: December 1, 2015	By:	/s/ Kevin P. O’Shea
Kevin P. O’Shea
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Form of Sales Agency Financing Agreement

1.2	Form of Master Forward Sale Confirmation

5.1	Opinion of Goodwin Procter LLP regarding the legality of the shares offered.

23.1	Consent of Goodwin Procter LLP (included in 5.1).